IRA Ideal!

Defined Asset Funds (SM)

Select Ten Portfolio
International

1998

United
Kingdom
Portfolio

Series 5

 [ML LOGO] Merrill Lynch

SELECTING INVESTMENTS FOR YOUR PORTFOLIO CAN BE COMPLICATED -- UNLESS YOU HAVE A STRATEGY.

The Select Ten Strategy

International equity markets can offer attractive growth potential and help investors diversify their portfolios. The United Kingdom's economic growth is reflected in the performance of the Financial Times Industrial Ordinary Share Index *(FT Index).

The Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the FT Index for about one year (the "Strategy").

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal values of the ten stocks in the FT Index with the highest dividend yields shortly before the offering.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

Advantages for U.S. Investors

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         * The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.

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o   Semi-annual dividends.  Investors receive two consolidated checks per year, not 20 for the ten stocks, and payments are in U.S. dollars.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o  Affordable.  Minimum investment is about $250.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

o Tax-Efficient. On rollovers to future portfolios, if available, you will defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Select Ten International United Kingdom Portfolio - 1998 Series 5(1)

Name of Issuer                                         Current Dividend Yield(2)
1.    BTR PLC                                                     9.14%
2.    Imperial Chemical Industries PLC                            5.47
3.    Peninsular & Oriental Steam Navigation Company              5.24
4.    Allied Domecq PLC                                           4.92
5.    Tate & Lyle PLC                                             4.86
6.    Blue Circle Industries PLC                                  4.79
7.    EMI Group PLC                                               4.54
8.    Royal & Sun Alliance Insurance Group PLC                    4.49
9.    British Airways PLC                                         4.27
10.   Diageo PLC                                                  3.61
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         (1) Initial date of deposit - November 13, 1998.

         (2) Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by its market value as of the close of trading on November 13, 1998. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.



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

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

Past Performance of Prior Select Ten International United Kingdom Portfolios

Past performance is no guarantee of future results.



               Series From Inception                                    Most Recently
                   Through 9/30/98                                   Completed Portfolio
            (including annual rollovers)

Inception                              Return        Period                              Return

6/21/93             Series B           5.61%         5/27/97-         Series B           31.56%
                                                     6/30/98

9/28/93             Series C           5.73          9/17/96-         Series C           22.15
                                                     10/24/97

1/5/94              Series A           3.83          1/27/97-         Series A           16.97
                                                     2/27/98

7/22/96             Series 3           11.55         7/28/97-         Series 3           19.78
                                                     8/28/98

11/1/96             Series 5           6.03          11/1/96-         Series 5           18.50
                                                     12/12/97

2/25/97             Series 1           6.77          2/25/97-         Series 1           29.25
                                                     3/27/98


The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception will differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on rollovers and different performance periods.

Financial Times Index

The FT Index consists of 30 common stocks chosen by the editors of The Financial Times (London) to be representative of British industry and commerce. The companies are major players in their industries and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of these companies:

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

Allied Domecq
ASDA Group
BG
BOC Group
BTR
Blue Circle Industries
Boots Company
British Airways
British Petroleum Company
British Telecommunications
Cadbury Schweppes
Diageo
General Electric Company
GKN
Glaxo Wellcome
Granada
Imperial Chemical Industries
Lloyds TSB
Lucas Industries
Marks & Spencer
National Westminster Bank
Peninsular & Oriental Steam Navigation Company
Prudential Corporation
Reuters Holdings
Royal & Sun Alliance Insurance
Scottish Power
SmithKline Beecham
Tate & Lyle
Thorn EMI Group
Vodafone Group

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested 1/1/78 Through 9/30/98

[A mountain chart compares the hypothetical past performanceof the Strategy (ochre) from 1/1/78 through 9/30/98 and the FT Index (crimson). An ochre box in the upper left quadrant indicates the components of the Strategy performance

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




section of the chart ("net of sales charges and expenses")(3). The horizontal
(X) axis compares the cumulative annual performance by year, from 1/1/78 through 9/30/98. The vertical (Y) axis reflects dollar amount value for each index from 1/1/78 through 9/30/98. The initial value of each investment is $10,000. Throughout the aforementioned period, increases in each investment build towards the Y axis. At the end of this period, the Y axis reflects the ending value of the Strategy($355,312) and the ending value of the FT Index ($149,171)].

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the FT Index in 8 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index.

Annual Total Returns

Strategy returns are net of sales charges and expenses.(3)

                                   FT                                                        FT
Year            Strategy          Index                      Year          Strategy        Index
1978             14.70%           9.92%                      1989           26.87          22.80
1979              2.50            3.59                       1990            7.14          10.29
1980             28.25           31.77                       1991           14.56          14.65
1981             -8.70           -5.30                       1992            2.09          -2.33
1982             42.32            0.42                       1993           35.96          18.40
1983             40.35           21.94                       1994            3.32           1.89
1984              3.33            2.15                       1995            8.76          17.63
1985             77.20           54.74                       1996           12.27          20.05
1986             31.09           24.36                       1997           10.03          16.98
1987             46.45           38.99                     9/30/98          12.07          -2.73
1988              9.31            6.74                     Average          18.78%         13.91%

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         (3) Net of Portfolio sales charges (2.75% for the first year, 1.75% for each following year) and estimated expenses.


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Returns represent price changes plus dividends reinvested at each year end, divided by the initial public offering price, and do not reflect the deduction of any commissions or taxes. Changes in the exchange rate of the pound sterling relative to the U.S. dollar affected these figures significantly in certain years. These changes ranged from -25% in 1981 and 1984 to +21% in 1987, and averaged - 1.65% over the last 20 years.

Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different from those used in determining Portfolio unit price, they are not fully invested at all times and stocks may not be weighted equally.

Defining Your Risks

The following are important facts to keep in mind when considering this investment. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o There can be no assurance that the Portfolio will meet its objective or that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o The value of United Kingdom stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates.

o These stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance that the market factors that caused these relatively low prices and high yields will change.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and,after the initial offering period, the charge for organization costs . In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge and the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges. U.S. investors will include in income their share of dividends, grossed up for certain taxes paid by U.K. issuers; however, they may not be able to obtain refunds for such taxes.

Generally, dividends and any gains will be subject to tax each year whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20%. However, on rollovers to future Portfolios, if

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available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last 10 months of the Portfolio.

                                        As a % of Public Offering                Amount per
                                                  Price                         1,000 Units

Initial Sales Charge                              1.00%                            $10.00
Deferred Sales Charge                             1.75%                            $17.50
                                                  =====                            ======
Maximum Sales Charge                              2.75%                            $27.50
Estimated Annual
Operating Expenses (as a
% of net assets)                                  0.243%                           $2.41
Estimated Organization                                                             $2.24
Costs

If you sell your units before termination, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial charge will be waived. You will only pay the deferred sales charge and operating expenses.

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Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                             Total Sales Charge
                                                  as a % of
Amount Purchased                            Public Offering Price
Less than $50,000                                   2.75%
$50,000 to $99,999                                  2.50%
$100,000 to $249,999                                2.00%
$250,000 to $999,999                                1.75%
$1,000,000 or more                                  1.00%


Don't Delay!

You can get started with the Select United Kingdom Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Please read it carefully before you invest.

Defined Asset Funds (SM)
Buy With Knowledge.Hold With Confidence

EQUITY INVESTOR FUNDS
Other Select Series

Select Ten Portfolio (DJIA)
Select Growth Portfolio
Select S&P Industrial Portfolio
Select S&P Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series

Premier American Portfolio
Premier World Portfolio
Tele-Global Trust
                                       8


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Utility Portfolio

Index Series

S&P 500 Index Trust
S&P MidCap Index Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                                                  11341BR-11/98
(Copyright logo) 1998 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.

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